UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

Mast Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 500, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 552-0866

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Omnibus Incentive Plan

On June 11, 2015, at the Mast Therapeutics, Inc. (the “Company”) 2015 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Mast Therapeutics, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”) and it became effective as of that date. The Company’s board of directors (the “Board”) approved the 2015 Plan on April 17, 2015, subject to stockholder approval at the Annual Meeting. The Company’s directors and employees, including the Company’s named executive officers who currently are employed by the Company, Brian M. Culley, the Company’s Chief Executive Officer, and R. Martin Emanuele, the Company’s Senior Vice President, Development (the “NEOs”), and Brandi L. Roberts, the Company’s Chief Financial Officer, are eligible to participate in the 2015 Plan.

The 2015 Plan amends, restates and renames the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”), and, accordingly, no new awards may be granted under the 2014 Plan, which was the Company’s sole active plan under which equity compensation awards could be granted before the Annual Meeting. All outstanding awards under the 2014 Plan and the Company’s 2013 Omnibus Incentive Plan, Amended and Restated 2008 Omnibus Incentive Plan, 2008 Omnibus Incentive Plan and 2005 Equity Incentive Plan (collectively, the “Prior Plans”) will continue to be governed by the terms of the plan under which they were awarded.

Below is a summary of the principal differences between the 2015 Plan and the 2014 Plan:

•	Available shares. The 2015 Plan effectively increases the number of shares available for plan awards by 20,500,000 shares, as compared to the 2014 Plan.
•

Administration.  The 2015 Plan will be administered by the Board, except to the extent the Board delegates its authority to its compensation committee or any other committee or to any subcommittee formed by the Board or, with the approval of the Board, by its compensation committee.  To the extent required by the rules of principal U.S. national securities exchange on which the Company’s common stock is traded, or to the extent required by applicable law, any award granted under the 2015 Plan to the Company’s Chief Executive Officer or any other officer (as defined in Rule 16(a)-1(f) of the Securities Exchange Act of 1934, as amended) shall be determined and granted solely by directors who qualify as “independent directors” under the rules of that securities exchange or applicable law. The 2014 Plan was administered by the compensation committee, except that the Board had authority to take any action under the plan that the compensation committee was authorized to take.

•	Plan Expiration. The 2015 Plan will expire on June 11, 2025. The 2014 Plan was set to expire on June 19, 2024.
•

Fungible Ratio.  The 2015 Plan increases to 1.34-to-1 the ratio at which awards other than options and stock appreciation rights (“SARs”) will count against the number of shares available under the 2015 Plan, as well as the ratio at which awards other than options and SARs that are forfeited, expire or are settled for cash will contribute shares back to the 2015 Plan, except as otherwise provided by the 2015 Plan. Under the 2014 Plan, the fungible ratio was 1.2-to-1. As of June 11, 2015, the only awards outstanding under the Prior Plans were options.

•

Elimination of Recycling of Shares Tendered or Withheld to Satisfy Tax Obligations.  Under the 2014 Plan, shares tendered by participants or withheld by the Company to satisfy tax withholding obligations arising from awards other than options or SARs granted under the Prior Plans would have been added to the number of shares available for awards under the 2014 Plan.  The 2015 Plan prohibits this “recycling” of shares.  Both the 2014 Plan and 2015 Plan prohibit the recycling of shares tendered or withheld to satisfy tax withholding obligations arising from options and SARs.

•

Holding Period for Stock Options and SARs Granted to Non-Exempt Employees.  Under the 2015 Plan, no option or SAR granted to an employee who is classified as a non-exempt employee may be exercisable during the first six months following the grant date, except in limited circumstances under which any income derived by the non-exempt employee in connection with the exercise or vesting of the option or SAR would be exempt from that employee’s regular rate of pay.  The 2014 Plan did not include equivalent provisions.

•

Elimination of Single-Trigger Vesting of Performance Awards upon a Change in Control.  Under the 2014 Plan, in the event of a change in control, all outstanding performance awards would have been considered earned and payable and immediately settled or distributed, as applicable.  This is commonly referred to as single-trigger vesting.  However, no performance awards were ever granted under the 2014 Plan. Under the 2015 Plan, performance awards will not be treated in that manner in the event of a change in control unless the successor company (or a subsidiary or parent thereof) does not assume or substitute for the performance award.

A more detailed summary of the 2015 Plan is set forth in “Proposal 3—Approval of the Mast Therapeutics, Inc. 2015 Omnibus Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2015, and is incorporated herein by reference. That summary and the summary in this report of the principal differences between the 2015 Plan and the 2014 Plan are qualified in their entirety by reference to the 2015

Plan, a copy of which is filed as Exhibit 10.1 to this report.

On June 11, 2015, the members of the Board who are “independent directors” under the rules of the NYSE MKT LLC (the stock exchange on which the Company’s common stock is currently listed) (the “Board’s Independent Directors”) approved the following forms of stock option grant agreements for use under the 2015 Plan for options awarded to the Company’s non-employee directors and employees, including its executive officers: (a) form of Non-Statutory Stock Option Grant Agreement—Director (for grants to the Company’s non-employee directors); (b) form of Incentive Stock Option Grant Agreement – Exempt Employees; (c) form of Incentive Stock Option Grant Agreement – Non-Exempt Employees; (d) form of CEO Incentive Stock Option Grant Agreement (for grants to the Company’s Chief Executive Officer); and (e) form of CMO Incentive Stock Option Grant Agreement (for grants to the Company’s Chief Medical Officer). Copies of the forms described in (a) through (e) in the preceding sentence are attached as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively. There are no material differences in the terms of these new forms of stock option grant agreements compared to the forms used for option grants under the 2014 Plan, which were filed with the Securities and Exchange Commission as exhibits to the Company’s current report on Form 8-K on June 20, 2014, except that the form of Incentive Stock Option Grant Agreement – Non-Exempt Employees is a new form.

2015 Executive Incentive Plan

On June 11, 2015, the Board adopted the 2015 Executive Incentive Plan (the “Incentive Plan”) and approved corporate performance objectives thereunder, as further discussed below. However, only the Board’s Independent Directors deliberated and voted on the Incentive Plan; Mr. Culley abstained. The Incentive Plan will be governed and administered by the Board, but Mr. Culley will not be present during the deliberation or voting regarding his compensation.  The Incentive Plan is for the period beginning January 1, 2015 and ending December 31, 2015 (the “Plan Period”) and all of the Company’s officers are eligible to participate, including the NEOs and the Company’s Chief Financial Officer.

The Incentive Plan assigns each participant an incentive target expressed as a percentage of the participant’s annual base salary.  The actual amount of the participant’s award, if any, will be based on achievement of performance objectives approved by the Board.  A participant’s award will be based entirely (100%) on the Company’s achievement of corporate performance objectives, unless the Board approves individual performance objectives for a participant, in which case that participant’s award will be based 25% on the participant’s achievement of individual objectives and 75% on the Company’s achievement of corporate objectives. However, the award for the Company’s Chief Executive Officer is based entirely (100%) on the Company’s achievement of corporate objectives.

The following table lists the incentive targets (expressed as a percentage of the officer’s annual base salary) assigned to the officers of the Company eligible to participate in the Incentive Plan:

Participant	Incentive Target

Chief Executive Officer	50%
Chief Medical Officer	35%
Chief Financial Officer	30%
Other Senior Vice Presidents	30%

The Board may grant an award that is less than the incentive target if it determines performance partially met objectives or was less than acceptable, or it may grant an award that exceeds the incentive target if it determines performance exceeded objectives or was excellent in view of prevailing conditions; provided, however, that no award may be granted to a participant in excess of three (3) times such participant’s base salary. In evaluating performance, the Board will consider the achievement of objectives, the degree to which performance exceeded an objective, the partial achievement of an objective, the quality of achievement, the difficulty in achieving the objective, conditions that affected the ability to achieve objectives and such other factors as the Board determines are appropriate to consider. In determining the actual payout amount of an award, the Board will take into account the recommendations of the Company’s Chief Executive Officer. The awards generally will be paid in cash; however, the Board has discretion to determine the composition of each award.

Payment of any award will be made in a single sum on or before March 14, 2016. Subject to any contractual obligations the Company may owe a participant, (a) a participant has not earned and does not have any right or entitlement to any award until the time it is actually paid to such participant, and (b) the Board has absolute discretion to abolish the Incentive Plan at any time or to alter the terms and conditions under which awards will be paid, with or without any reason and with or without prior notice. In order to have earned an award, the applicable participant must have been continuously employed with the Company through and including the date of payment of his or her award, and if the employment of a participant is terminated (whether voluntarily or involuntarily) during the Plan Period or prior to payment of his or her award, whether or not any award payment is made to that participant will be at the absolute discretion of the Board.

The corporate performance objectives under the Incentive Plan were approved by the Board’s Independent Directors, after considering recommendations from the Company’s Chief Executive Officer, and reflect the Independent Directors’ assessment of near-term goals that are expected to enhance stockholder value if achieved. The corporate objectives involve: (a) patient enrollment in the EPIC study, the Company’s ongoing Phase 3 study of vepoloxamer (MST-188) in sickle cell disease, patient enrollment in the EPIC extension study (referred to as EPIC-E), and progress with regulatory affairs and other aspects of development of vepoloxamer for sickle cell disease; (b) patient enrollment in the planned Phase 2 study of vepoloxamer in heart failure and progress with other aspects of research and development of vepoloxamer for heart failure, (c) patient enrollment in the ongoing Phase 2 study of vepoloxamer in acute limb ischemia and progress with other aspects of research and development of vepoloxamer for arterial disease, including stroke; (d) progress with clinical development of AIR001 in heart failure with preserved ejection fraction; (e) progress with intellectual property-related initiatives, and (f) cash management.

As of the date of this report, the Board had not approved individual performance objectives for any participant. If the Board approves individual performance objectives for a participant, they will be tailored to that participant’s role in the Company and relate to one or more of the following categories: (i) progress and plans relating to research and development of the Company’s product candidates in one or more indications, including nonclinical, clinical, manufacturing and/or regulatory activities, (ii) budget, finance and financial controls and reporting, (iii) corporate management and planning, (iv) collaborative development and/or commercialization arrangements, including partnering and licensing arrangements, government funding, and/or other strategic opportunities (v) compliance and risk management, and (vi) investor relations and communication.

Pursuant to the Incentive Plan, if a corporate or individual performance objective becomes irrelevant or undesirable during the Plan Period or if a strategic change affects one or more objectives, then, for each such affected objective, the Board, after considering the recommendations of the Company’s Chief Executive Officer, may (A) if objectives are weighted, adjust the weightings of one or more existing objectives, (B) substitute one or more new objectives, if objectives are weighted, with appropriate weightings for new and existing objectives, (C) eliminate one or more existing objectives and, if objectives are weighted, re-weight objectives or (D) take no action.

The foregoing description of the terms of the Incentive Plan is subject to, and qualified in its entirety by, the Incentive Plan, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Mr. Lief’s Resignation from the Board

Jack Lief previously notified the Company of his intent to resign from the Board to avoid any potential conflict of interest given his position as President and Chief Executive Officer of Arena Pharmaceuticals, Inc. and Arena’s development of a product candidate for the treatment of vascular diseases, including pulmonary arterial hypertension (“PAH”).  Mast Therapeutics’ product candidate, AIR001, has been tested in Phase 1 and Phase 2 clinical studies for the treatment of PAH and the Company currently is developing AIR001 for heart failure with preserved ejection fraction.  On June 11, 2015, Mr. Lief delivered notice to the Board of his resignation from the Board and from all committees of the Board, effective as of August 7, 2015.  Mr. Lief’s decision to resign was not due to any disagreement with the Company known to any of its executive officers on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2015, the Company held the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and final voting results showing the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable.

Proposal 1—To elect five directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal:

Nominees	For	Against	Abstain	Broker Non-Vote

Brian M. Culley	36,585,768	1,693,573	596,414	90,606,122
Howard C. Dittrich	36,076,858	1,404,565	1,394,332	90,606,122
Jack Lief	33,684,716	3,464,832	1,726,207	90,606,122
David A. Ramsay	36,065,490	1,475,682	1,334,583	90,606,122
Lewis J. Shuster	36,824,680	656,892	1,394,183	90,606,122

In accordance with the above results, each nominee was elected to serve as director.

Proposal 2—To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Vote

121,414,322	7,509,595	557,960	0

In accordance with the above results, the appointment of PricewaterhouseCoopers LLP was ratified.

Proposal 3—To approve the Mast Therapeutics, Inc. 2015 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Vote

31,777,934	6,482,067	615,714	90,606,122

In accordance with the above results, the Mast Therapeutics, Inc. 2015 Omnibus Incentive Plan was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index immediately following the signature page of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mast Therapeutics, Inc.

Date: June 16, 2015	By:	/s/ Brandi L. Roberts
Brandi L. Roberts
Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit Number	Description

10.1	Mast Therapeutics, Inc. 2015 Omnibus Incentive Plan
10.2	Form of Non-Statutory Stock Option Grant Agreement—Director (for grants to non-employee directors) under the 2015 Omnibus Incentive Plan
10.3	Form of Incentive Stock Option Grant Agreement – Exempt Employees under the 2015 Omnibus Incentive Plan
10.4	Form of Incentive Stock Option Grant Agreement – Non-Exempt Employees under the 2015 Omnibus Incentive Plan
10.5	Form of CEO Incentive Stock Option Grant Agreement under the 2015 Omnibus Incentive Plan
10.6	Form of CMO Incentive Stock Option Grant Agreement under the 2015 Omnibus Incentive Plan
10.7	2015 Executive Incentive Plan